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                                                                          Page 1

                                                                      EXHIBIT 20

VW CREDIT, INC. -- SERVICER
12-AUG-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------

TRANSACTION SUMMARY           From               To     Days  PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
- -------------------           ----               --     ----  --------------------------------------------------
Current Collection Period    7/15/96           8/14/96  31    Net losses as a % of Avg. Receivables Balance
                                                              (annualized)                                                    0.00%
Series Allocation
 Percentage                           100.00%                 PORTFOLIO AND DEALERSHIP STATISTICS
                                                              -----------------------------------
Initial Principal Balance    $375,000,000.00
Outstanding Principal                                         Used Vehicle Receivables' Balance                    $ 30,725,758.98
 Balance                     $375,000,000.00                  Used Vehicle Percentage                                        7.009%
                                                              Used Vehicle Percentage During Last Collection                 5.496%
Amount Invested in                                             Period
 Receivables on Series                                        Early Amortization Event?                                         NO
 Issuance Date               $375,000,000.00                  Largest Dealer or Dealer Affiliation Balance         $ 20,386,819.46
Initial Invested Amount      $375,000,000.00                  Largest Dealer Percentage                                      4.245%
Invested Amount at the
 Beginning of Period         $375,000,000.00                  Aggregate Principal Amount of Receivables of         $ 17,865,551.49
Invested Amount              $375,000,000.00                   Dealers over 2%
Required Subordinated                                         Aggregate % Principal Amount of Receivables of
 Amount                      $ 69,512,879.71                   Dealers over 2%                                               3.720%
Excess Funded Amount         $          0.00
                                                              SUMMARY OF COLLECTIONS
Available Subordinated                                        ----------------------
 Amount (previous period)                N/A
Inremental Subordinated                                       Aggregate Amount of Collections                      $238,591,667.16
 Amount (previous period)                N/A                  Aggregate Amount of Interest Collections             $  4,168,554.09
                                                              Investment Proceeds                                  $     16,679.16
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                     Aggregate Amount of Principal Collections            $234,423,113.07
- -----------------------------------------                     Asset Receivables Rate                                         9.581%
                                                              Use Asset Receivables Rate?                                       NO
Yield Supplement Account                                      Carryover Amount (this Distribution Date)                        N/A
 Initial Deposit             $  1,875,000.00                  Total Carryover Amount                                           N/A
Yield Supplement Account
 Beginning Balance           $  1,875,000.00                  PAYMENT RATE INFORMATION
Yield Supplement Account                                      ------------------------
 Required Amount             $  1,875,000.00
                                                              Monthly Payment Rate                                           51.04%
Reserve Fund Initial                                          Previous Collection Period Monthly Payment Rate                43.87%
 Deposit                     $  1,875,000.00                  Monthly Payment Rate 3 months ago                              46.06%
Reserve Fund Required                                         3-month Average Payment Rate                                   46.99%
 Amount                      $  1,875,000.00                  12-month Minimum Payment Rate                                  43.87%
Reserve Fund Beginning                                        Early Amortization Event?                                         NO
 Balance                     $  1,875,000.00
                                                              ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Outstanding Carryover                                         ---------------------------------------------
 Amount - Beginning Balance  $          0.00
Yield Supplement Account                                      Extend Revolving Period?                                         YES
 Draw Amount                 $          0.00                  Last Day of Revolving Period                                     N/A
Outstanding Carryover                                         Invested Amount as of Last Day of Revolving Period               N/A
 Amount - Ending Balance     $          0.00                  Accumulation Period Length (months)                              N/A
Yield Supplement Account                                      First Accumulation Date                             TO BE DETERMINED
 Balance - Ending Balance    $  1,875,000.00                  Expected Final Payment Date                                      N/A
Yield Supplement Account                                      Required Participation Percentage                               4.00%
 Required Deposit Amount     $          0.00                  Principal Funding Account Balance                    $          0.00
                                                              Principal Payment Amount                             $          0.00
Reserve Fund Draw Amount     $          0.00                  Controlled Deposit Amount                            $          0.00
Reserve Fund Ending Balance  $  1,875,000.00
Reserve Fund Required                                         TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Deposit Amount              $          0.00                  -----------------------------------------

1-month LIBOR Rate                                            CERTIFICATEHOLDERS
 (annualized)                      5.4960900%                 ------------------
Certificate Coupon                                            i.   Monthly Interest Distribution                   $  1,826,445.73
 (annualized)                      5.6560900%                 ii.  Monthly Servicing Fee Distribution              $    312,500.00
Prime Rate (annualized)            8.2500000%                 iii. Reserve Fund Deposit Amount Distribution        $          0.00
Servicing Fee Rate                                            iv.  Investor Default Amount Distribution            $          0.00
 (annualized)                          1.000%                 v.   Outstanding Carryover Amount Distribution       $          0.00
Excess Spread                      1.9739100%                 vi.  Yield Supplement Account Deposit Amount
                                                                    Distribution                                   $          0.00
                                                                                                                    --------------
TRUST PRINCIPAL RECEIVABLES                                   Excess Servicing                                     $  1,115,708.97
- ---------------------------
                                                              Excess Servicing (Previous Period)                   $    627,344.97
Pool Balance at the
 Beginning of Period         $480,299,118.16                  DEFICIENCY AMOUNT
Pool Balance at the Ending                                    -----------------
 of Period                   $438,367,953.41
Average Aggregate                                             Deficiency Amount                                    $           0.0
 Principal Balance           $459,333,535.79                  Draw Amount                                          $           0.0

Aggregate Principal
 Collections                 $234,423,113.07
New Principal Receivables    $191,524,036.32
Receivables Added for
 Additional Accounts         $          0.00
Investor Default Amount      $          0.00
Net Losses                   $          0.00
Monthly Interest Accrued,
 but not Paid                $          0.00
Ineligible Receivables       $          0.00
Ineligible Receivables in
 Prior Collection Period     $          0.00
Defaulted Receivables in
 Ineligible and Overconc.
 Accounts                    $          0.00

MISCELLANEOUS DATA
- ------------------

Recoveries on Receivables
 Written Off                 $          0.00
Spread Over Prime for
 Portfolio                              0.38%
Weighted Average Interest
 Rate                                   8.63%

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                                                                          Page 2



VW CREDIT, INC. -- SERVICER
12-AUG-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                   SUMMARY
                                   -------

                             COLLECTIONS                    ACCRUAL       DISTRIBUTION
                           ---------------                -----------   ----------------
From:                          15-Jul-96
To:                            14-Aug-96
Days:                                 30

LIBOR RATE                     5.4960900%
(1 month)

SERIES #                         1   Active
VCI RATING:                      N/A

              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                      SERIES                                        EXCESS  REQUIRED        REQUIRED        OUTSTANDING
SERIES  SERIES        ALLOCATION   INVESTED         SUBORDINATED    FUNDED  PARTICIPATION   PARTICIPATION   CERTIFICATE
NUMBER  NAME          PERCENTAGE   AMOUNT           AMOUNT          AMOUNT  PERCENTAGE      AMOUNT          BALANCE
- ------  -----------   ----------   ---------------  --------------  ------  -------------   --------------  ---------------
        Trust
        1 Series                   $375,000,000.00  $69,512,879.71   $0.00       N/A        $15,000,000.00
        1996-1           100.00%   $375,000,000.00  $69,512,879.71   $0.00       4.00%      $15,000,000.00  $375,000,000.00

VW CREDIT, INC. -- SERVICER
12-AUG-96
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                              EXCESS SPREAD CALCULATION
- -------------------------------                                       ----------------------------------------
Initial Invested Amount           $375,000,000.00                     Weighted Average Rate Charged to Dealers         8.63%
Invested Amount                   $375,000,000.00                     LIBOR                                            5.50%
Controlled Accumulation Amount    $          0.00                     Certificate Rate (LIBOR+16 b.p.)                 5.66%
Required Subordinated Amount      $ 69,512,879.71                     Servicing Fee Rate                               1.00%
Annualized Servicing Fee Rate                1.00%                    Investor Net Losses                              0.00%
First Controlled Accumulation                                                                                          ----
 Date                             TO BE DETERMINED                    Excess Spread                                    1.97%
Accumulation Period Length
 (months)                              N/A
Expected Final Payment Date            N/A
Initial Settlement Date                 28-Mar-96
Required Participation
 Percentage                                  4.00%
Subordinated Percentage                     14.29%

SERIES 1996-1 MONTHLY REPORTING
- -------------------------------
                                                                      REQUIRED         EXCESS
                                 SERIES 1996-1      INVESTED          SUBORDINATED     FUNDING
PRINCIPAL RECEIVABLES            TOTAL              AMOUNT            AMOUNT           AMOUNT
- -------------------------------  ----------------   ---------------   --------------   -------
Series Allocation Percentage               100.00%
Beginning Balance                 $375,000,000.00   $375,000,000.00   $69,512,879.71              $0.00
Floating Allocation Percentage              78.08%            78.08%
Fixed Allocation Percentage            N/A

Principal Collections             $234,423,113.07   $234,423,113.07        N.A.         N.A.
New Principal Receivables         $191,524,036.32   $191,524,036.32        N.A.         N.A.
Principal Default Amounts         $          0.00   $          0.00        N.A.         N.A.
Receivables Added for
 Additional Accounts              $          0.00   $          0.00        N.A.         N.A.
Controlled Deposit Amount         $          0.00               N/A        N.A.         N.A.
Principal Allocation Percentage
"Pool Factor"                        100.00000000%

Ending Balance                    $375,000,000.00   $375,000,000.00   $71,037,725.70              $0.00
Floating Allocation Percentage              85.54%            85.54%
NON-PRINCIPAL RECEIVABLES
- -------------------------
Interest Collections              $  3,254,654.70
Recoveries on Receivables
 Written Off                      $          0.00
Investment Income                 $     16,679.16


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                                                                          Page 4

VW CREDIT, INC. -- SERVICER
12-AUG-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

SUBORDINATED AMOUNT & RESERVE FUND        CURRENT         PREVIOUS
- ----------------------------------        -------         --------
Available Subordination Amount
 (Previous)                                          N/A       N/A
  Required Subordination Draw Amount      $         0.00       N/A
  Reserve Fund Funds to Inv. Default
   Amount                                 $         0.00       N/A
  Excess Servicing (Previous Period)      $   627,344.97       N/A
                                          --------------
(a) Available Subordinated Amount?        N/A                  N/A

(b) Available Subordinated Amount?        N/A                  N/A

Available Subordinated Amount             $69,512,879.71       N/A

Incremental Subordinated Amount           $17,466,297.13       N/A
  Overconcentration Amount                $17,865,551.49       N/A

Beginning Reserve Fund Balance            $ 1,875,000.00       N/A
Reserve Fund Required Balance             $ 1,875,000.00       N/A
Reserve Fund Draw                         $         0.00       N/A
Reserve Fund Required Deposit             $         0.00       N/A
Reserve Fund Deposit Amount               $         0.00       N/A
Reserve Fund Release                      $         0.00       N/A
Ending Reserve Fund Balance               $ 1,875,000.00       N/A

REQUIRED INTEREST DISTRIBUTIONS
- -------------------------------

Available Interest Collections            $ 4,168,554.09       N/A
  Certificateholder Interest Collections  $ 3,254,654.70       N/A
  Subordinate Interest Collections        $   603,307.79       N/A
Investment Income                         $    16,679.16       N/A
Reserve Fund Balance                      $ 1,875,000.00       N/A
                                          --------------
Total Interest  Available                 $ 5,749,641.65       N/A

Interest Shortfall                        $         0.00       N/A
Additional Interest                       $         0.00       N/A
Carry-over Amount                         $         0.00       N/A
Carry-over Shortfall                      $         0.00       N/A
Additional Carry-over Shortfall           $         0.00       N/A

Monthly Servicing Fee                     $   382,777.95       N/A
Investor Monthly Servicing Fee            $   312,500.00       N/A
